UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): October 23, 2006
Technical Olympic USA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32322	76-0460831

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 Hollywood Blvd., Suite 500 N,
Hollywood, Florida 33021

(Address of principal executive office)
Registrant’s telephone number, including area code (954) 364-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
On October 23, 2006, the Company issued a press release announcing its entry into an amendment to its $800 million revolving credit facility and providing additional details regarding the Company’s 2006 third quarter results. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
(d)	99.1 Press Release, dated October 23, 2006, of Technical Olympic USA, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNICAL OLYMPIC USA, INC.
Date: October 24, 2006	By:	/s/ Randy L. Kotler
		Name:	Randy L. Kotler
		Title:	Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 23, 2006, of Technical Olympic USA, Inc.

4